UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PANGAEA LOGISTICS SOLUTIONS LTD.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PANGAEA LOGISTICS SOLUTIONS LTD.
109 Long Wharf
Newport, RI 02840

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 9, 2021

TO THE SHAREHOLDERS OF PANGAEA LOGISTICS SOLUTIONS LTD:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Pangaea Logistics Solutions Ltd., a Bermuda company, will be held at 4:00 p.m., Eastern Time, on August 9, 2021, in the Company's Executive Office at 109 Long Wharf, Newport, RI 02840. You are cordially invited to attend the annual meeting, which will be held for the following purposes:

(1)to elect three directors to our Board of Directors as Class I directors serving until the annual meeting of shareholders to be held in 2024;

(2)to elect one director to our Board of Director as Class III director serving until the annual meeting of shareholders to be held in 2023;

(3)to transact such other business as may properly come before the meeting or any adjournment thereof.

Our Board of Directors has approved and recommends that you vote “FOR” the election of the three nominated directors, consisting of Eric S. Rosenfeld, Mark L. Filanowski and Anthony Laura. Our Board of Directors has also approved and recommends that you vote "FOR" Richard du Moulin be nominated for re-election as a Class III director until the expiration of the Class III directors' term

We intend to hold our annual meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees. We plan to announce any such updates on our Investor Relations website at www.pangaeals.com/Investors, and we encourage you to check this website prior to the meeting if you plan to attend.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the annual meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

/s/ Edward Coll
Edward Coll
Chief Executive Officer, Chairman of the Board

Newport, Rhode Island
June 21, 2021

This notice and proxy statement is dated June 21, 2021, and is first being mailed to our shareholders on or about June 30, 2021.

i

PROXY STATEMENT

General
This proxy statement, which is being mailed to each person entitled to receive the accompanying Notice of Annual Meeting on or about June 30, 2021, is furnished in connection with the solicitation of proxies to be voted at the annual meeting of shareholders by the Board of Directors (the "Board") of Pangaea Logistics Solutions Ltd. ("Pangaea" or the "Company"), The meeting is to be held on August 9, 2021, at 4:00 p.m. at the Company’s principal executive office, located at 109 Long Wharf, Newport, Rhode Island, and at any adjournments or postponements thereof.
Shareholders Who May Vote
All shareholders of record at the close of business on June 18, 2021 will be entitled to vote. As of June 18, 2021, Pangaea had outstanding 45,641,441 common shares, each of which is entitled to one vote with respect to each matter to be voted upon at the meeting. Proxies are solicited to give all shareholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person.
Voting
If you are a holder of record of our common shares as of the record date, you may vote in person at the annual meeting or by submitting a proxy for the annual meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.
Changing or Revoking a Proxy
If you are a holder of record of our common shares as of the record date, you may change or revoke your proxy at any time before it is voted by submitting a new proxy with a later date, delivering a written notice of revocation to Pangaea's Secretary, or voting in person at the meeting. If your shares are held in the name of your broker or bank, you may change or revoke your voting instructions by contacting the bank or brokerage firm or other nominee holding the shares or by obtaining a legal proxy from such institution and voting in person at the annual meeting.
Required Vote
A quorum is required to conduct business at the meeting. A quorum requires the presence, in person or by proxy, of at least two shareholders representing the holders of at least thirty-three percent (33%) of the issued and outstanding shares entitled to vote at the meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when you fail to provide voting instructions to your broker for shares owned by you but held in the name of your broker and your broker does not have authority to vote without instructions from you. Under those circumstances, your broker may be authorized to vote for you without your instructions on routine matters but is prohibited from voting without your instructions on non-routine matters. Non-routine matters include the election of directors for which your broker cannot vote and absent your instructions on how to vote, will result in broker non-votes.
Any question proposed for consideration at the meeting shall be decided on by a simple majority of votes cast.

Costs of Proxy Solicitation
Pangaea pays the cost of this solicitation of proxies. This solicitation is being made by mail but also may be made by telephone or in person. Our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means.
Pangaea will request that persons who hold shares for others, such as banks and brokers, solicit the owners of those shares and will reimburse them for their reasonable out-of-pocket expenses for those solicitations.
Attending the Meeting
If your shares are held in the name of your bank or broker and you plan to attend the meeting, please bring proof of ownership with you to the meeting. A bank or brokerage account statement showing that you owned voting shares of Pangaea on June 18, 2021 is acceptable proof to establish share ownership and obtain admittance to the meeting. If you are a shareholder of record, no proof of ownership is required. All shareholders or their proxies should be prepared to present government-issued photo identification upon request for proof of ownership and/or admission to the meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q.    Why am I receiving this proxy statement?

A.    Pangaea Logistics Solutions Ltd. is furnishing you this proxy statement to solicit proxies on behalf of its Board to be voted at the 2021 annual meeting of shareholders of Pangaea Logistics Solutions Ltd. The meeting will be held at the Company's Executive Office, 109 Long Wharf, Newport, RI 02840 on August 9, 2021, at 4:00 p.m. Eastern Time. The proxies also may be voted at any adjournments or postponements of the meeting. When used in this proxy statement, “Pangaea,” “Company,” “we,” “our,” “ours” and “us” refer to Pangaea Logistics Solutions Ltd. and its consolidated subsidiaries, except where the context otherwise requires or as otherwise indicated.

This proxy statement contains important information about the matters to be acted upon at the annual meeting. Shareholders should read it carefully.

Q.    What is a proxy?

A.    A proxy is your legal designation of another person to vote the shares you own on your behalf. That other person is referred to as a “proxy.” Our Board has designated Edward Coll and Mark Filanowski as proxies for the annual meeting. By completing and returning the enclosed proxy card, you are giving Mr. Coll and Mr. Filanowski the authority to vote your shares in the manner you indicate on your proxy card.

Q.    What do I need to do now?

A.    We urge you to read carefully and consider the information contained in this proxy statement. The vote of our shareholders is important. Shareholders are then encouraged to vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.    Who is entitled to vote?

A.    We have fixed the close of business on June 18, 2021, as the “record date” for determining shareholders entitled to notice of and to attend and vote at the annual meeting. As of the close of business on June 18, 2021, there were 45,641,441 common shares outstanding and entitled to vote. Each common share is entitled to one vote per share at the annual meeting.

Q.     How do I vote?

A.    If you are a stockholder of record, there are three ways to vote:

•by Internet at www.cstproxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on August 8, 2021 (have your Notice or proxy card in hand when you visit the website);

•by completing and mailing your proxy card with the pre-addressed postage paid envelope. (if you received printed proxy materials); or

•by written ballot at the Annual Meeting.

    Even if you plan to attend the Annual Meeting in person, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend.

    If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q.    What does it mean if I receive more than one proxy card?

A.    It indicates that you may have multiple accounts with us, brokers, banks, trustees, or other holders of record. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to register all your accounts in the same name and address.

Q.    If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.    No. Your broker, bank or nominee cannot vote your shares unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q.    What are my voting choices when voting for director nominees, and what vote is needed to elect directors?

A.    In voting on the election of three director nominees to serve until the 2024 annual meeting of shareholders and one director nominee to serve until the 2023 annual meeting of shareholders. Shareholders may vote in one of the following ways:

•in favor of an individual nominee; or

•against an individual nominee; or

•withhold votes as to an individual nominee.

Each director will be elected by a simple majority of the votes of the common shares present or represented by proxy at the meeting.

Our Board recommends a vote “ FOR ” all nominees.

Q.    What if a shareholder does not specify a choice for a matter when returning a proxy?

A.    Shareholders should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies that are signed and returned will be voted “ FOR ” the election of the director nominees.

Q.    What constitutes a quorum?

A.    The presence, in person or by proxy, of at least two shareholders representing the holders of at least thirty-three percent (33%) of the outstanding common shares constitutes a quorum. We need a quorum of shareholders to hold a validly convened annual meeting. If you have signed and returned your proxy card, your shares will be counted toward the quorum. If a quorum is not present, the chairman may adjourn the meeting, without notice other than by announcement at the meeting, until the required quorum is present. As of the record date, 45,641,441 common shares were outstanding. Thus, the presence of the holders of common shares representing at least 15,213,814 shares will be required to establish a quorum.

Q.    How are abstentions and broker non-votes counted?

A.    Abstentions are counted for purposes of determining whether a quorum is present at the annual meeting. A properly executed proxy card marked “withhold” with respect to the election of the director will not be voted with respect to the director indicated, although it will be counted for purposes of determining whether there is a quorum.

    Broker non-votes will have no effect on the outcome of the vote on any of the proposals.

Q.    Will any other business be transacted at the meeting? If so, how will my proxy be voted?

A.    We do not know of any business to be transacted at the annual meeting other than those matters described in this proxy statement. The period of time specified in our Bye-laws for submitting proposals to be considered at the meeting has expired and no proposals were submitted.

Q.    May I change my vote after I have mailed my signed proxy card?

A.    Yes. Send a later-dated, signed proxy card to our corporate secretary at the address set forth below so that it is received prior to the vote at the annual meeting or attend the annual meeting in person and vote. Shareholders also may revoke their proxy by sending a notice of revocation to our corporate secretary, which must be received by our corporate secretary prior to the vote at the annual meeting.

Q.    Will I be able to view the proxy materials electronically?

A.    Yes. To view this proxy statement and our 2020 Annual Report on Form 10-K ("Annual Report") electronically, visit http://www.cstproxy.com/pangaeals/2021.

Q.    Where can I find the voting results of the annual meeting?

A.    We intend to announce preliminary voting results at the annual meeting and will publish final results on a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the annual meeting.

Q.    What is the deadline for submitting proposals to be considered for inclusion in the 2022 proxy statement and for submitting a nomination for director for consideration at the annual meeting of shareholders in 2022?

A.    We expect to hold our 2022 annual meeting of shareholders on or about August 8, 2022. Shareholder proposals made in accordance with the relevant provisions of the Companies Act 1981 of Bermuda (i.e. the jurisdiction of incorporation of the Company) requested to be included in our 2022 proxy statement must be received no later than March 31, 2022. Proposals and nominations should be directed to Gianni DelSignore, Chief Financial Officer and Secretary, Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840.

Q.    Who is paying the costs associated with soliciting proxies for the annual meeting?

A.    We are soliciting proxies on behalf of our Board. This solicitation is being made by mail but also may be made by telephone or in person. Our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. We will bear the cost of the solicitation.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Q.    Who can help answer my questions?

A.    If you have questions about the meeting or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Gianni Del Signore
Phoenix Bulk Carriers (US) LLC
401.846.7790
gdelsignore@phoenixbulkus.com

PROPOSAL 1 - ELECTION OF CLASS I DIRECTORS
To elect the following three nominees to our Board of Directors as Class I directors serving until the annual meeting of shareholders to be held in 2024:

•Eric S. Rosenfeld

•Mark L. Filanowski

•Anthony Laura

PROPOSAL 2 - ELECTION OF CLASS III DIRECTOR

To elect the following nominee to our Board of Directors as Class III director serving until the annual meeting of shareholders to be held in 2023. On March 10, 2021, the Board has determined that Richard du Moulin be designated as a Class III director of the Company, effective immediately, for the purpose of causing the Company’s Class I, Class II and Class III directors to be as equally divided as numerically possible.

•Richard T. du Moulin

Our Board of Directors consists of seven members divided into three classes. If approved at the 2021 meeting, our Board of Directors will consist of the following:

•in Class I, to stand for reelection in 2021: Eric S. Rosenfeld, Mark L. Filanowski and Anthony Laura;

•in Class II, to stand for reelection in 2022: Claus Boggild and David D. Sgro; and

•in Class III, to stand for reelection in 2023: Edward Coll and Richard du Moulin.

Votes to withhold authority and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not affect the election outcome.

Nominee Information

Our Board believes that the nominees possess the qualities and experience that it believes our directors should possess, as described in detail below. The nominees for election to the Board, and our other continuing directors, together with their biographical information and the Board’s reasons for nominating them to serve as directors, are set forth below. No family relationship exists between any of the directors or the executive officers listed in the “Executive Officers and Executive Compensation” portion of this proxy statement.

The Board of Directors recommends (1) a vote “FOR” the election of three Class I director, Eric S. Rosenfeld, Mark L. Filanowski, and Anthony Laura, (2) a vote "FOR" the election of Class III director, Richard T. du Moulin.

BOARD OF DIRECTORS

Members of Our Board

The following sets forth certain information concerning the persons who serve as the Company’s directors or are nominated for election:

Name	Age	Position
Edward Coll	64	Chairman of the Board and Chief Executive Officer
Carl Claus Boggild	64	Director
Richard T. du Moulin	74	Director
Mark L. Filanowski	66	Chief Operating Officer and Director
Eric S. Rosenfeld	64	Director
David D. Sgro	45	Director
Anthony Laura	69	Director

Biographical information concerning the directors listed above is set forth below.

Class I Directors

Eric S. Rosenfeld. Mr. Rosenfeld serves as a director of the Company. Eric Rosenfeld, 64, of New York, New York, U.S.A., has been the President and Chief Executive Officer of Crescendo Partners, L.P., a New York based investment firm, since its formation in November 1998. Prior to forming Crescendo Partners, he held the position of Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. for 14 years. Mr. Rosenfeld currently serves as lead independent director for Primo Water Corp, a water delivery and filtration company, and CPI Aero (Chairman Emeritus), a company engaged in the contract production of structural aircraft parts. He is also on the board at Pangaea Logistics Solutions, a logistics and shipping company and Aecon Group, Inc., a construction company. Mr. Rosenfeld has also served as Chairman and CEO for Arpeggio Acquisition Corporation, Rhapsody Acquisition Corporation, Trio Merger Corp, Quartet Merger Corp and Harmony Merger Corp., all blank check corporations that later merged with Hill International, Primoris Services Corporation, SAExploration Holdings, Pangaea Logistics Solutions Ltd and NextDecade Corporation respectively. Mr. Rosenfeld is also the Chief SPAC Officer of Legato Merger Corp, a blank check corporation, and the CEO of Allegro Merger Corp, a non-listed shell company. He was also a director of Canaccord Genuity Group, a full-service financial services company, NextDecade Corporation, a development stage company building natural gas liquefaction plants, Absolute Software Corp., a leader in firmware-embedded endpoint security and management for computers and ultraportable devices, AD OPT Technologies, an airline crew planning service, Sierra Systems Group Inc., an information technology, management consulting and systems integration firm, Emergis Inc., an electronic commerce company, Hill International, a construction management firm, Matrikon Inc. a company that provides industrial intelligence solutions, DALSA Corp., a digital imaging and semiconductor firm, HIP Interactive, a video game company, GEAC Computer, a software company, Computer Horizons Corp. (Chairman), an IT services company, Pivotal Corp, a cloud software firm, Call-Net Enterprises, a telecommunication firm, Primoris Services Corporation, a specialty construction company, and SAExploration Holdings, a seismic exploration company.

Mr. Rosenfeld is a regular guest lecturer at Columbia Business School and has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization, and the Value Investing Congress. He is a senior faculty member at the Director’s College. He is a guest lecturer at Tulane Law School. He has also been a regular guest host on CNBC. Mr. Rosenfeld received an A.B. in economics from Brown University and an M.B.A. from the Harvard Business School. The board nominated Mr. Rosenfeld to be a director because he has extensive experience serving on the boards of multinational public companies and in capital markets and mergers and acquisitions transactions. Mr. Rosenfeld also has valuable experience in the operation of a worldwide business faced with a myriad of international business issues. Mr. Rosenfeld’s leadership and consensus-building skills, together with his experience as senior independent director of all boards on which he currently serves, make him an effective board member.

Mark L. Filanowski. Mr. Filanowski was appointed to the position of Chief Operating Officer of the Company in January 2017, prior to which time he served as a consultant to the Company from 2014 to 2016. He has been a board member of the Company since 2014.  Mr. Filanowski formed Intrepid Shipping LLC with another board member, Richard du Moulin, in 2002;  Intrepid Shipping operates a small fleet of chemical tankers and handy bulkers.  Mr. Filanowski worked as a Certified Public Accountant at Ernst & Young for eight years. Mr. Filanowski has held executive management positions in several public and private manufacturing and maritime companies throughout his career. He is a member of the American Bureau of

Shipping. Mr. Filanowski has served as the Chairman of the Board of two specialty marine insurance companies. He earned a BS from University of Connecticut and an MBA from New York University. Mr. Filanowski’s experience in many aspects of the shipping industry, his participation as a director on other independent company boards, and his financial background, qualifications, and experience, make him a valuable part of the Company’s board.

Anthony Laura. Mr. Laura is a founder of Pangaea and served as its Chief Financial Officer from the Company's inception until his retirement in April 2017. Prior to co-founding Bulk Partners Ltd., the predecessor to Pangaea, in 1996, Mr. Laura spent 10 years as CFO of Commodity Ocean Transport Corporation (COTCO). Mr. Laura also served as Chief Financial Officer at Navinvest Marine Services from 1986 to 2002. Mr. Laura is a graduate of Fordham University.

Class II Directors

Carl Claus Boggild. Mr. Boggild is a founder of Pangaea and served as its President (Brazil) from the Company's inception until his retirement in 2016. Prior to co-founding Bulk Partners Ltd., the predecessor company to Pangaea, in 1996, Mr. Boggild was Director of Chartering and Operations at the Korf Group of Germany. He also was a partner at Trasafra Ltd., a Brazilian agent for the largest independent grain parcel operator from Argentina and Brazil to Europe. He worked for Hudson Trading and Chartering where he was responsible for Brazilian related transportation services. As President of COTCO, he was responsible for the operations of its affiliate Handy Bulk Carriers Corporation. Prior to becoming President of COTCO, Mr. Boggild was an Executive Vice President and was responsible for its Latin American operations. Mr. Boggild holds a diploma in International Maritime Law. Mr. Boggild’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry.

David D. Sgro. David D. Sgro serves as a director of the Company. Mr. Sgro served as Quartet’s chief financial officer, secretary and a member of its Board of Directors. He has been the Head of Research of Jamarant Capital Mgmt. since its inception in 2015. Mr. Sgro has been a Senior Managing Director of Crescendo from December 2013 to the present and has held various positions with Crescendo since May 2005. Mr. Sgro presently serves or has served on the board of directors of Allegro Merger Corp., NextDecade Corporation, Trio, Primoris, Bridgewater Systems, Inc., SAExploration Holdings, Harmony Merger Corp., Imvescor Restaurant Group, Hill Intl., BSM Technologies and COM DEV International Ltd. Mr. Sgro attended Columbia Business School and prior to that, Mr. Sgro worked as an analyst and then senior analyst at Management Planning, Inc., a firm engaged in the valuation of privately held companies. Simultaneously, Mr. Sgro worked as an associate with MPI Securities, Management Planning, Inc.’s boutique investment banking affiliate. From June 2004 to August 2004, Mr. Sgro worked as an analyst intern at Brandes Investment Partners. Mr. Sgro received a B.S. in Finance from The College of New Jersey and an M.B.A. from Columbia Business School. In 2001, he became a Chartered Financial Analyst (CFA®) Charterholder. Mr. Sgro is a regular guest lecturer at the College of New Jersey and Columbia Business School.

Class III Directors

Edward Coll. Mr. Coll is the Chairman of the Board and Chief Executive Officer. Mr. Coll is a founder of Pangaea and has served as its Chief Executive Officer since its inception. Prior to co-founding Bulk Partners Ltd., the predecessor company to Pangaea, in 1996, Mr. Coll spent 10 years at Continental Grain Company with assignments in New York, New Orleans, Rome and Rotterdam. He joined Commodity Ocean Transport Corp (COTCO) in 1989 and became president of the company in 1993. In this position, Mr. Coll was responsible for the overall activities and businesses of three U.S public shipping companies. Mr. Coll is an elected member of the American Bureau of Shipping and has considerable expertise in the worldwide shipping and commodities markets and lectures regularly on these topics. He holds a B.S. in nautical science from the United States Merchant Marine Academy at Kings Point and a master's degree in international business from Pace University. Mr. Coll’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry.

Richard T. du Moulin. Mr. du Moulin is currently the President of Intrepid Shipping LLC, a position he has held since he founded Intrepid in 2002. From 1974, he spent 15 years with OMI Corporation, where he served as Executive Vice President, Chief Operating Officer, and as a member of the company's Board of Directors. From 1998 to 2002, Mr. du Moulin served as Chairman and Chief Executive Officer of Marine Transport Corporation. From 1989 to 1998, Mr. du Moulin served as Chairman and CEO of Marine Transport Lines. Mr. du Moulin is a member of the Board of Trustees and former Chairman of the Seamens Church Institute of New York and New Jersey. He currently serves as a Director of Teekay Tankers and an advisor to Hudson Structured Capital Management. Mr. du Moulin served as Chairman of Intertanko, the leading trade organization for the tanker industry, from 1996 to 1999. Mr. du Moulin served in the US Navy and is a recipient of the US Coast Guard's Distinguished Service Medal. He received a BA from Dartmouth College and an MBA from Harvard University. Mr. du Moulin’s qualifications to sit on our board include his operational experience and deep knowledge of the shipping industry.

Director Skills and Experience

The matrix below provides a summary of certain key skills and experience of our Directors. Our Directors, individually and as a group, possess numerous skills and experience that are highly relevant for an upstream shipping company like Pangaea. Our Directors are strategic thinkers with high expectations for the Company’s performance and are attuned to the demands of proper Board oversight and good governance practices.

Directors	Eric S. Rosenfeld	Mark L. Filanowski	Anthony Laura	Carl Claus Boggild	David D. Sgro	Edward Coll	Richard T. du Moulin
Key Skills and Experience
Public Board of Directors Experience	●	●			●		●
Shipping Industry Experience		●	●	●		●	●
CEO/Business Leader	●	●	●	●	●	●	●
Human Capital Management	●	●	●	●	●	●	●
Finance/Capital Allocation	●	●	●	●	●	●	●
Financial Literacy/Accounting	●	●	●	●	●	●	●
Regulatory/Policy Matters		●			●		●

Director Independence

We adhere to the rules of Nasdaq in determining whether a director is independent. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq also requires the majority of the Board to be independent. Consistent with these considerations, our Board has affirmatively determined that Messrs. du Moulin, Rosenfeld, Sgro and Laura are independent directors. These independent directors meet in executive session at least twice a year.

Meetings and Committees of our Board of Directors

During the period January 1, 2020 through December 31, 2020, Pangaea's Board held seven meetings. We expect our directors to attend all Board and any meetings of committees of the Board of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. All of our current directors attended seven meetings of the Board and meetings of committees of the Board of which he was a member in fiscal year 2020. Although we do not have a formal policy regarding director attendance at shareholder meetings, we will attempt to schedule our meetings so that all of our directors can attend.

Board Leadership Structure and Role in Risk Oversight

The Chairman of the Board is our Chief Executive Officer; we do not have a lead independent director. Our Board's primary function is one of oversight. The Board as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. We believe our board structure provides effective independent oversight of management because five of the seven directors are independent. Its Audit Committee discusses our major financial risk exposures with management and the committee reports findings to our Board in connection with its risk oversight review.

Audit Committee Information

The Company’s Audit Committee is comprised of David Sgro, Nam Trinh and Eric Rosenfeld, each of whom qualifies as independent under the applicable Nasdaq listing requirements and SEC rules. Nam Trinh tendered his resignation as a Director of Pangaea Logistics Solutions Ltd. (the “Company”), effective March 10, 2021. The Board of the Company appointed Anthony Laura to serve on the Audit Committee, effective March 10, 2021.

The Board of Directors has determined that David Sgro is an audit committee “financial expert” as such term is defined in applicable SEC rules, and that he has the requisite financial management expertise within the meaning of Nasdaq rules and regulations. The Audit Committee is responsible for, among other duties, appointing and overseeing the work of, and relationship with, the independent auditors, including reviewing their formal written statement describing the Company’s internal quality-control procedures and any material issues raised by the internal quality-control review or peer review of the Company or any inquiry or investigation by governmental or professional authorities and their formal written statement regarding auditor independence; reading and discussing with management and the independent auditors the annual audited financial statements and quarterly financial statements, and preparing annually a report to be included in the Company’s proxy statement; providing oversight of the Company’s accounting and financial reporting principles, policies, controls, procedures and practices; and discussing with management polices with respect to risk assessment and risk management. In addition, the Board of Directors has tasked the Audit Committee with reviewing transactions with related parties.

AUDIT COMMITTEE REPORT

To the Shareholders of Pangaea Logistics Solutions Ltd.:

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements and the related schedules included in the Annual Report on Form 10-K with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and, the clarity of disclosures in the financial statements.

The Committee is responsible for the appointment, compensation and oversight of the independent registered public accounting firm employed by the Company, Grant Thornton LLP. The Committee reviewed with Grant Thornton LLP, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee by the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), including PCAOB Interim Auditing Standard AU Section 380, Communication with Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Committee has discussed with Grant Thornton LLP the firm’s independence from Company management and the Company, including the matters in the letter from the firm required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with Grant Thornton LLP’s independence.

The Committee also reviewed and discussed, together with management and Grant Thornton LLP, the Company’s audited consolidated financial statements for the year ended December 31, 2020 and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting.

The Committee discussed with Grant Thornton LLP the overall scope and plans for their respective audits. The Committee meets with Grant Thornton LLP with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements and related schedules and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2020 filed by the Company with the Securities and Exchange Commission on March 15, 2021.

The Committee is governed by a charter, a copy of which is available on the Company's website: http://www.pangaeals.com. The Committee held four meetings during the period from January 1, 2020 through December 31, 2020. The Committee is comprised solely of independent directors as defined by the NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, and includes one financial expert, as described in Section 407 of the Sarbanes-Oxley Act.

David Sgro, Audit Committee Chair
Eric Rosenfeld, Audit Committee Member
Anthony Laura, Audit Committee Member

June 21, 2021

Pre-Approval of Audit and Non-Audit Services

Our Audit Committee charter provides that all audit services and non-audit services must be pre-approved by the Audit Committee. The Audit Committee may delegate authority to grant pre-approvals of audit and permitted non-audit services to a subcommittee consisting of one or more members of the Audit Committee, provided that any pre-approvals granted by any such subcommittee must be presented to the full Audit Committee at its next scheduled meeting. From time to time, the Audit Committee has delegated to the Chairman of the committee the authority to pre-approve audit, audit-related and permitted non-audit services.

All non-audit services were reviewed with the Audit Committee or the Chairman, which concluded that the provision of such services by Grant Thornton LLP were compatible with the maintenance of such firm's independence in the conduct of their respective auditing functions.

Attendance of Independent Registered Public Accounting Firm at the 2021 Annual Meeting of Shareholders

There will not be a representative of Grant Thornton LLP in attendance at the 2021 annual meeting of shareholders.

Principal Auditor Fees and Services

The following table shows the fees billed to us or accrued by us for the audit and other services provided by Grant Thornton LLP for 2020 and 2019:

	2020	2019
Audit Fees (1)	$551,100	$622,145

(1)Audit fees consist primarily of the audit and quarterly reviews of the consolidated financial statements, reviews of subsidiaries, consents, and assistance with and review of documents filed with the SEC.

Nominating and Corporate Governance Committee

The Company’s Nominating and Governance Committee is comprised of Richard du Moulin, Eric Rosenfeld and Paul Hong, each of whom qualifies as independent under the applicable Nasdaq listing requirements and SEC rules. Mr. Hong tendered his resignation as a Director of the Company, effective March 10, 2021. The Board of the Company appointed Carl Claus Boggild to serve on the Nominating and Governance Committee, effective March 10, 2021. Mr. Boggild is a Non-Independent Director.

The Nominating and Governance Committee, among other duties, assists the Board of Directors in identifying and evaluating qualified individuals to become members of the Board of Directors, and proposing nominees for election to the Board of Directors and to fill vacancies; considers nominees duly recommended by shareholders for election to the Board of Directors; and evaluates annually the independence of each member of the Board of Directors under applicable Nasdaq listing requirements and SEC rules.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in our Nominating Committee Charter, generally provide that persons to be nominated:

•should have demonstrated notable or significant achievements in business, education or public service;
•should possess the requisite intelligence, education and experience to make a significant contribution to the Board of Directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and
•should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our shareholders.

The Nominating and Corporate Governance Committee will consider a number of qualifications relating to management and leadership experience, background, integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating and Corporate Governance committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating and Corporate Governance committee does not distinguish among nominees recommended by stockholders and other persons.

There have been no material changes to the procedures by which security holders may recommend nominees to our board of directors. The Nominating and Corporate Committee Charter is available on the Company's website at www.pangaeals.com/investors/board-committee-charters.

Compensation Committee Information

The Company’s Compensation Committee is comprised of independent directors Richard du Moulin, Eric Rosenfeld and Paul Hong. Mr. Hong tendered his resignation as a Director of the Company, effective March 10, 2021. The Board of the Company appointed David Sgro to serve on the Compensation Committee, effective March 10, 2021. The Compensation Committee reviews and approves compensation paid to the Company’s officers and directors and administers the Company’s incentive compensation plans, including authority to make and modify awards under such plans. The Compensation Committee Charter is available on the Company’s website at www.pangaeals.com. The Compensation Committee Charter is available on the Company’s website at www.pangaeals.com/investors/board-committee-charters.

Compensation committee interlocks and insider participations

As of the date of this filing, none of the members of our Compensation Committee will be, or will have at any time during the fiscal year 2020 been, one of our officers or employees. None of our executive officers currently serves or in the past year has served as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

SHARE OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of our common shares as of the most recent practicable date prior to filing by (1) each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of our outstanding common shares, (2) each of our directors, (3) each of our named executive officers and (4) all of our directors and executive officers as a group.

To our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The number of securities shown represents the number of securities the person “beneficially owns,” as determined by the rules of the SEC. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement, or (4) the automatic termination of a trust, discretionary account or similar arrangement.

The percentages below reflect beneficial ownership on the Record Date, as determined in accordance with Rule 13d-3 under the Exchange Act and assumes there are 45,641,441 common shares outstanding.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Beneficial Ownership (2)
Directors and Executive Officers:
Edward Coll (3) 41 Sigourney Road Portsmouth, RI 02871	8,349,971	18.29%
Lagoa Investments (4) c/o Phoenix Bulk Carriers (US) LLC 109 Long Wharf Newport, RI 02840	8,290,437	18.16%
Gianni DelSignore* 257 Wickham Rd. North Kingstown, RI 02852	252,555	—%
Anthony Laura 2420 NW 53rd Street Boca Raton, FL 33496	1,269,656	2.78%
Richard T. du Moulin* 52 Elm Avenue Larchmont, NY 10538	191,285	—%
Mark L. Filanowski (5) * 71 Arrowhead Way Darien, CT 06820-5507	289,382	—%
Eric S. Rosenfeld (6) 777 Third Ave, 37th Floor New York, NY 10017	903,417	1.98%
David D. Sgro* (7) 777 Third Ave, 37th Floor New York, NY 10017	339,494	—%
All Directors and Officers as a Group	19,886,197	43.57%

Five Percent Holders:
Edward Coll	8,349,971	18.29%
Lagoa Investments	8,290,437	18.16%
Peter Yu (8) c/o Cartesian Capital Group, LLC 505 Fifth Avenue, 15th Floor New York, NY 10017	3,427,504	7.51%
  *Less than 1%.

(1)Unless otherwise indicated, the business address of each of the individuals is c/o Phoenix Bulk Carriers (US) LLC, 109 Long Wharf, Newport, Rhode Island 02840.

(2)The beneficial ownership of the common shares by the shareholders set forth in the table is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any common shares as to which the shareholder has sole or shared voting power or investment power and also any common shares that the shareholder has the right to acquire within 60 days. The percentage of beneficial ownership is calculated based on 45,641,441 outstanding common shares. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them.

(3)Shares owned by Edward Coll include 5,120,000 common shares held by three irrevocable trusts for the benefit of his children, all as to which Mr. Coll has sole or shared voting power or investment power. Accordingly, solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Exchange Act, Mr. Coll may be deemed to be the beneficial owner of these shares.

(4)Shares owned by Lagoa Investments. Mr. Boggild is the Managing Director of Lagoa Investments and solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Exchange Act, Mr. Boggild may be deemed to be the beneficial owner of the shares held by Lagoa Investments.

(5)Shares owned by Mark Filanowski include 35,500 common shares held by his family members.

(6)Shares owned by Eric Rosenfeld include 355,556 shares owned by Crescendo Partners III, L.P. Mr. Rosenfeld is the Managing Member of Crescendo Investments III, LLC which is the General Partner of Crescendo Partners III, L.P. Accordingly, solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Exchange Act, Mr. Rosenfeld may be deemed to be the beneficial owner of the shares held by Crescendo Partners III, L.P.

(7)Shares owned by David Sgro include 66,667 shares owned by Jamarant Capital L.P. of which Mr. Sgro is the Managing Member. Accordingly, solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Exchange Act, Mr. Sgro may be deemed to be the beneficial owner of the shares held by Jamarant Capital L.P.

(8)Mr. Yu is a principal officer or director of the entity directly or indirectly controlling the general partner of each of Pangaea One Acquisition Holdings XIV, LLC., Pangaea One (Cayman), L.P., Pangaea One Parallel Fund, L.P., Pangaea One Parallel Fund (B), L.P., Leggonly, L.P., Malemod, L.P., Imfinno, L.P., and Nypsun, L.P. (collectively, the “Pangaea One Entities”). Accordingly, solely for purposes of reporting beneficial ownership of such shares pursuant to Section 13(d) of the Exchange Act, Mr. Yu may be deemed to be the beneficial owner of the shares held by the Pangaea One Entities.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and persons owning more than 10% of our common shares to file reports of ownership and changes of ownership with the SEC. Based on our review of the copies of such reports furnished to us, or representations from certain reporting persons that no other reports were required, we believe that all applicable filing requirements were complied with during the fiscal year ended December 31, 2020.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our Audit Committee and a majority of our disinterested independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Person Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board or the Audit Committee. Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related Party Transactions

	December 31, 2020	Activity	March 31, 2021
			(unaudited)
Included in trade accounts receivable and voyage revenue on the consolidated balance sheets and statements of income, respectively:
Trade receivables due from King George Slag (i)	106,959	—	106,959

Included in accounts payable, accrued expenses and other current liabilities on the consolidated balance sheets:
Affiliated companies (trade payables)(ii)	$4,151,192	(1,453,087)	$2,698,105

Included in current related party debt on the consolidated balance sheets:
Loan payable – 2011 Founders Note	$242,852	—	$242,852
Total current related party debt	$242,852	$—	$242,852

        i. King George Slag LLC is a joint venture of which the Company owns 25%
        ii. Seamar Management S.A. ("Seamar")

Under the terms of a technical management agreement between the Company and Seamar Management S.A. (“Seamar”), an equity method investee, Seamar is responsible for the day-to-day operations for certain of the Company’s owned vessels. During the three months ended March 31, 2021 and 2020, the Company incurred technical management fees of approximately $594,000 and $707,400, respectively, under this arrangement.

SHAREHOLDER PROPOSALS AND OTHER SHAREHOLDER COMMUNICATIONS

Our 2022 annual meeting of shareholders is expected to be held on or about August 8, 2022 unless the date is changed by our Board. Our Bye-laws establish advance notice procedures with regard to certain matters, including director nominations, to be brought before an annual meeting. If you are a shareholder and you wish to present proposals or wish to present a matter of business in the proxy statement for the 2022 annual meeting, you need to provide the proposals to Pangaea by no later than March 31, 2022. You should direct any proposals to Gianni DelSignore, Chief Financial Officer, Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840.

Shareholders and interested parties may communicate with Pangaea’s Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Pangaea Logistics Solutions Ltd., 109 Long Wharf, Newport, RI 02840. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Our Annual Report for the fiscal year ended December 31, 2020, which was filed with the SEC on March 15, 2021, is being mailed to all shareholders of record with this proxy statement. The Annual Report does not constitute, and should not be considered, a part of this proxy solicitation material.

Pursuant to the rules of the SEC, we and the services that we employ to deliver communications to our shareholders, are permitted to deliver to two or more shareholders sharing the same address a single copy of each of our Annual Report and our proxy statement. Upon written or oral request, we will deliver a separate copy of the Annual Report and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Shareholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Shareholders may notify us of their requests by calling or writing us at:

Pangaea Logistics Solutions Ltd.
109 Long Wharf
Newport, RI 02840
(401) 846-7790
Attention: Investor Relations

A copy of our Annual Report, which includes our financial statements for the fiscal year ended December 31, 2020, is available without charge upon written request to the address set forth above.

OTHER BUSINESS

We are not aware of any matters to be acted upon at the 2021 annual meeting of shareholders other than those described above. The persons named in the proxies will vote in accordance with the recommendation of the Board of Directors on any other matters incidental to the conduct of, or otherwise properly brought before, the annual meeting. Discretionary authority for them to do so is contained in the proxy.

Whether you intend to be present at the annual meeting or not, we urge you to return your signed proxy promptly.

PANGAEA LOGISTICS SOLUTIONS LTD.
Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 8, 2021.
VOTE BY INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy.
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS				☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends you vote FOR proposals 1 and 2.
1. Election of Class I Directors:
Nominees:	For	Against	Abstain

1a. Eric S. Rosenfeld	☐	☐	☐
1b. Mark L. Filanowski	☐	☐	☐
1c. Anthony Laura	☐	☐	☐

2. Election of Class III Director
Nominee:

2a. Richard T. du Moulin	☐	☐	☐

Signature	Signature, if held jointly	Date

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held August 9, 2021.

To view the 2021 Proxy Statement and 2020 Annual Report please go to:
http://www.cstproxy.com/pangaeals/2021
PANGAEA LOGISTICS SOLUTIONS LTD.
PROXY
Annual General Meeting of Shareholders
August 9, 2021

This proxy is solicited on behalf of the Board of Directors
The undersign appoints Edward Coll and Mark Filanowski, and each of them, as Proxies, each with the power to appoint his substitute, and authorizes each of them to represent and vote, as designated on the reverse hereof, all of the shares of common stock of Pangaea Logistics Solutions Ltd. held of record by the undersigned at the close of business on June 18, 2021 at the Annual Meeting of Stockholders of Pangaea Logistics Solutions Ltd. to be held on August 9, 2021 or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Continue and to be signed on reverse side